T. Rowe Price Summit Municipal Income Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective May 1, 2025, Timothy G. Taylor will join Austin Applegate as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Taylor joined T. Rowe Price in 1996.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective May 1, 2025, Timothy G. Taylor will join Austin Applegate as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Taylor joined the Firm in 1996, and his investment experience dates from 1997. During the past five years, he has served as a trader for the long end of the municipal market and as a portfolio manager (beginning in 2020).

The date of this supplement is April 24, 2025.

F84-041 4/24/25